                                                                    Exhibit 99.1


[FRB LOGO]

                                  [NEWS LOGO]

                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                            355 LEXINGTON AVENUE
                                                              NEW YORK, NY 10017

FOR FURTHER INFORMATION:
AT THE COMPANY:                AT THE FINANCIAL RELATIONS BOARD:
Patrick Carroll                Mark Muehlfelt        Claire Koeneman
Chief Financial Officer        Inquiries             Inquiries
(212) 692-7260                 (312) 640-6767        (312) 640-6745

FOR IMMEDIATE RELEASE
WEDNESDAY, APRIL 23, 2003

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                              FIRST QUARTER RESULTS

NEW YORK, NY - APRIL 23, 2003 - LEXINGTON CORPORATE PROPERTIES TRUST (NYSE:LXP), a real estate investment trust, today announced results for its first quarter ended March 31, 2003.

QUARTERLY RESULTS

Funds from operations were $17.01 million, or $0.48 per diluted share/unit, for the first quarter of 2003, compared to $14.92 million, or $0.47 per diluted share/unit, for the first quarter of 2002. Revenues for the quarter totaled $29.08 million, compared with revenues of $24.81 million for the same period last year. Net income was $8.76 million, which included $0.89 million in gains on sale, in the first quarter of 2003, or $0.29 per diluted share, compared to $7.96 million, which included $0.85 million in gains on sale, or $0.29 per diluted share, for the same period last year.

QUARTERLY DIVIDEND DECLARED

The Company declared a dividend of $0.335 per share for the first quarter of 2003, payable on May 15, 2003 to shareholders of record on April 30, 2003. The declared dividend is equal to 69.8% of funds from operations per share for the quarter.

COMMENTS FROM MANAGEMENT

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer, said, "We are pleased to report a 4.3% increase in funds from operations per share compared to the quarter ended December 31, 2002. Our operating results in the first quarter of 2003, which include for the first time the consolidated operations of Lexington Realty Advisors, Inc. ("LRA"), were enhanced by $54.6 million of property acquisitions closed last quarter. This active investment pace continued during the first quarter of 2003 when Lexington made new property investments totaling $56.2 million. Today we have $75.7 million of properties under letter of intent. As a result, we are in a very good position to meet or exceed our objective of acquiring $150-$200 million of property this year."

                                      MORE

LEXINGTON CORPORATE PROPERTIES TRUST

Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Tuesday, April 22, 2003 at $ 18.10 per share. Lexington pays an annualized dividend of $1.34 per share. Additional information about Lexington is available at www.lxp.com

                             FINANCIAL TABLES FOLLOW

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's periodic filings with the Securities and Exchange Commission.

                                      MORE

LEXINGTON CORPORATE PROPERTIES TRUST

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                 QUARTER ENDED
                                                                   MARCH 31,
                                                              2003            2002
                                                          ------------    ------------
Revenues:
     Rental                                               $     27,049    $     22,995
     Equity in earnings of non-consolidated entities             1,263           1,426
     Advisory fees                                                 411               -
     Interest and other                                            358             392
                                                          ------------    ------------
                                                                29,081          24,813
                                                          ------------    ------------
Expenses:
     Interest expense                                            9,368           8,250
     Depreciation                                                6,361           5,183
     General and administrative                                  2,311           1,579
     Property operating                                            916             806
     Amortization                                                  532             487
                                                          ------------    ------------
                                                                19,488          16,305
                                                          ------------    ------------

Income before gains on sale and minority interests               9,593           8,508
Gains on sale                                                      885             854
Minority interests                                              (1,715)         (1,401)
                                                          ------------    ------------

Net income                                                $      8,763    $      7,961
     Depreciation                                                6,361           5,183
     Minority interests-OP Units                                 1,346           1,347
     Amortization of leasing commissions                           200             174
     Joint venture adjustment-depreciation                         908           1,112
     Gains on sale                                                (885)           (854)
     Minority interest share-gains on sale                         319               -
                                                          ------------    ------------
Funds from operations                                     $     17,012    $     14,923
                                                          ============    ============

Rent below GAAP revenue(1)                                $      1,137    $        645
                                                          ============    ============

Per share/unit
     Basic net income                                     $       0.29    $       0.30
     Diluted net income                                   $       0.29    $       0.29
     Funds from operations(3)-basic                       $       0.48    $       0.47
     Funds from operations(3)-diluted                     $       0.48    $       0.47

Weighted average shares outstanding(2)                      29,983,496      26,509,064
Weighted average OP units outstanding                        5,249,715       5,307,021
Dilutive common share options                                  160,503         272,174
                                                          ------------    ------------
Total weighted average shares and units                     35,393,714      32,088,259
                                                          ============    ============

LEXINGTON CORPORATE PROPERTIES TRUST

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                        3/31/03        12/31/02
                                                        -------        --------
Real estate, at cost                                 $    978,735    $    913,370
Accumulated depreciation                                 (141,900)       (134,220)
Investment in non-consolidated entities                    56,407          54,261
Cash and cash equivalents                                  13,998          12,097
Deferred assets                                             8,594           8,168
Rent receivable - current                                   4,967           3,535
Rent receivable - deferred                                 21,474          20,115
Other assets                                               17,806          25,145
                                                     ------------    ------------
                                                     $    960,081    $    902,471
                                                     ============    ============

Mortgages and notes payable                          $    550,507    $    491,517
Other liabilities                                          15,596          17,323
Minority interests                                         56,479          56,846
Shareholders' equity                                      337,499         336,785
                                                     ------------    ------------
                                                     $    960,081    $    902,471
                                                     ============    ============

Common shares outstanding                              30,440,885      30,030,048
Operating partnership units outstanding                 5,248,306       5,257,365
                                                     ------------    ------------
Total outstanding shares/units                         35,689,191      35,287,413
                                                     ============    ============

(1) Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.

(2) Includes preferred shares to the extent outstanding in 2002.

(3) The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT, and that it can be one measure of a REIT's ability to make cash distributions. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. (NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

LEXINGTON CORPORATE PROPERTIES TRUST

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                             EARNINGS PER SHARE AND
                         FUNDS FROM OPERATIONS PER SHARE
                         ($000'S EXCEPT PER SHARE DATA)

                                                                              QUARTER ENDED
                                                                                 MARCH 31,
EARNINGS PER SHARE                                                         2003             2002
                                                                          ------           ------
BASIC
Net income                                                             $      8,763     $      7,961
Less preferred dividends                                                         --             (693)
                                                                       ------------     ------------
Net income attributable to common shareholders                         $      8,763     $      7,268
                                                                       ============     ============
Weighted average number of common shares outstanding                     29,983,496       24,509,064
                                                                       ============     ============
                     Net income per common share                       $       0.29     $       0.30
                                                                       ============     ============

DILUTED
Income attributable to common shareholders                             $      8,763     $      7,268
Add incremental income attributed to
  assumed conversion of dilutive securities                                   1,346            1,347
                                                                       ------------     ------------
Net income attributable to common shareholders                         $     10,109     $      8,615
                                                                       ============     ============

Weighted average number of shares used
  in calculation of basic earnings per share                             29,983,496       24,509,064
Add incremental shares representing:
          Shares issuable upon exercises of employee share options          160,503          272,174
          Shares issuable upon conversion of dilutive securities          5,249,715        5,307,021
                                                                       ------------     ------------
          Weighted average number of shares used in calculation of
            dilutive earnings per common share                           35,393,714       30,088,259
                                                                       ============     ============
                     Net income per common share                       $       0.29     $       0.29
                                                                       ============     ============

FUNDS FROM OPERATIONS

BASIC AND DILUTED
Net income attributable to common shareholders                         $      8,763     $     7,268
Add:
Depreciation                                                                  6,361           5,183
Minority interests-OP Units                                                   1,346           1,347
Amortization of leasing commissions                                             200             174
Joint venture adjustment-depreciation                                           908           1,112
Gains on sale                                                                  (885)           (854)
Minority interest share-gains on sale                                           319               -
Preferred dividends                                                               -             693
                                                                       ------------     -----------
Funds from operations                                                  $     17,012     $    14,923
                                                                       ============     ===========

BASIC
Weighted average shares outstanding-basic EPS                            29,983,496      24,509,064
Operating partnership units                                               5,249,715       5,307,021
Preferred shares                                                                  -       2,000,000
                                                                       ------------     -----------
Weighted average shares outstanding-basic FFO                            35,233,211      31,816,085
                                                                       ============     ===========
                     FFO per share                                     $       0.48     $      0.47
                                                                       ============     ===========
DILUTED
Weighted average shares outstanding-diluted EPS                          35,393,714      30,088,259
Preferred shares                                                                  -       2,000,000
                                                                       ------------     -----------
Weighted average shares outstanding-diluted FFO                          35,393,714      32,088,259
                                                                       ============     ===========
                     FFO per share                                     $       0.48     $      0.47
                                                                       ============     ===========

                                      ###

                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                      For the quarter ended March 31, 2003

                                TABLE OF CONTENTS

I.       Income Statement........................................................................       1
II.      Balance Sheet...........................................................................       2
III.     Property Holdings.......................................................................       3
IV.      Properties by Location..................................................................      11
V.       Lease Rollover Schedules................................................................      12
VI.      Mortgages and Notes Payable.............................................................      14
VII.     Revenue by Tenant Industry..............................................................      18
VIII.    Other Revenue Data......................................................................      19

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             QUARTER ENDED
                                                                MARCH 31,
                                                         2003             2002
                                                     ------------    ------------
Revenues:
   Rental                                            $     27,049    $     22,995
   Equity in earnings of non-consolidated entities          1,263           1,426
   Advisory fees                                              411               -
   Interest and other                                         358             392
                                                     ------------    ------------
                                                           29,081          24,813
                                                     ------------    ------------
Expenses:
   Interest expense                                         9,368           8,250
   Depreciation                                             6,361           5,183
   General and administrative                               2,311           1,579
   Property operating                                         916             806
   Amortization                                               532             487
                                                     ------------    ------------
                                                           19,488          16,305
                                                     ------------    ------------

Income before gains on sale and minority interests          9,593           8,508
Gains on sale                                                 885             854
Minority interests                                         (1,715)         (1,401)
                                                     ------------    ------------

Net income                                           $      8,763    $      7,961
   Depreciation                                             6,361           5,183
   Minority interests-OP Units                              1,346           1,347
   Amortization of leasing commissions                        200             174
   Joint venture adjustment-depreciation                      908           1,112
   Gains on sale                                             (885)           (854)
   Minority interest share - gains on sale                    319               -
                                                     ------------    ------------
Funds from operations                                $     17,012    $     14,923
                                                     ============    ============

Rent below GAAP revenue(1)                           $      1,137    $        645
                                                     ============    ============

Per share/unit
   Basic net income                                  $       0.29    $       0.30
   Diluted net income                                $       0.29    $       0.29
   Funds from operations(3)-basic                    $       0.48    $       0.47
   Funds from operations(3)-diluted                  $       0.48    $       0.47

Weighted average shares outstanding(2)                 29,983,496      26,509,064
Weighted average OP units outstanding                   5,249,715       5,307,021
Dilutive common share options                             160,503         272,174
                                                     ------------    ------------
Total weighted average shares and units                35,393,714      32,088,259
                                                     ============    ============

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                             3/31/03        12/31/02
                                             -------        --------
Real estate, at cost                      $    978,735    $    913,370
Accumulated depreciation                      (141,900)       (134,220)
Investment in non-consolidated entities         56,407          54,261
Cash and cash equivalents                       13,998          12,097
Deferred assets                                  8,594           8,168
Rent receivable - current                        4,967           3,535
Rent receivable - deferred                      21,474          20,115
Other assets                                    17,806          25,145
                                          ------------    ------------
                                          $    960,081    $    902,471
                                          ============    ============

Mortgages and notes payable               $    550,507    $    491,517
Other liabilities                               15,596          17,323
Minority interests                              56,479          56,846
Shareholders' equity                           337,499         336,785
                                          ------------    ------------
                                          $    960,081    $    902,471
                                          ============    ============

Common shares outstanding                   30,440,885      30,030,048
Operating partnership units outstanding      5,248,306       5,257,365
                                          ------------    ------------
Total outstanding shares/units              35,689,191      35,287,413
                                          ============    ============

(1) Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.

(2) Includes preferred shares in 2002.

(3) The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT, and that it can be one measure of a REIT's ability to make cash distributions. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. (NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                     3/31/03

--------------------------------------------------------------------------------------------------------
                                                            YTD           YTD                    LEASE
                                                         2003 CASH    2003 RENTAL               MATURITY
                                                          REVENUE       REVENUE       SQUARE     DATE
  PROPERTY LOCATION          TENANT (GUARANTOR)            (8000)       ($ 000)       FOOTAGE   (MO/YR)
--------------------------------------------------------------------------------------------------------
OFFICE
295 Chipeta Way           Northwest Pipeline Corp.        $ 2,193       $ 2,193       295,000      9/09
Salt Lake City, UT

1600 Viceroy Drive        Var Tec Telecom, Inc.               799           871       249,452      9/15
Dallas, TX

9950 Mayland Drive        Circuit City Stores, Inc.           715           698       288,562      2/10
Richmond, VA

2750 Monroe Boulevard     Quest Diagnostics, Inc.(3)          556           639       109,281      4/11
Valley Forge, PA

1301 California Circle    Artesyn North America,              640           637       100,026     12/05
Milpitas, CA              Inc.(Balfour Beatty plc)

700 Oakmont Lane          North American Van                    -           629       269,715     11/15
Westmont, IL              Lines, Inc. (SIRVA,
                          Inc.)(4)(5)

13651 McLearen Road       Boeing North American               634           619       159,664      5/08
Herndon, VA               Services, Inc.
                          (The Boeing Company)

2211 South 47th Street    Avnet, Inc.                         584           617       176,402     11/07
Phoenix, AZ

4200 RCA Boulevard        The Wackenhut Corp.                 541           536       114,518      2/11
Palm Beach Gardens, FL

3476 Stateview Blvd       Wells Fargo Home                    503           503       169,083      1/13
Fort Mill, SC             Mortgage (6)(7)

200 Executive Blvd. S     Hartford Fire Insurance Co.         541           502       153,364     12/05
Southington, CT

19019 No. 59th Avenue     Honeywell, Inc.                     501           495       252,300      7/06
Glendale, AZ

3615 North 27th Avenue    Bank One, Arizona, N.A.             475           475       179,280     11/03
Phoenix, AZ

401 Elm Street            Lockheed Martin Corp.               467           467       126,000     12/06
Marlborough, MA           (Honeywell, Inc.)

26210 and 26220           Apria Healthcare Group,             398           448       100,012      1/12
Enterprise Court          Inc.
Lake Forest, CA

9275 S.W. Peyton Lane     Hollywood Entertainment             367           383       122,853     11/08
Wilsonville, OR           Corp.

160 Clairemont Avenue     Allied Holdings, Inc.               387           382       112,248     12/07
Decatur, GA

10419 North 30th Street   Time Customer Service,              339           352       132,981      7/10
Tampa, FL                 Inc. (Time, Inc.)

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                     3/31/03

------------------------------------------------------------------------------------------------------
                                                        YTD           YTD                       LEASE
                                                     2003 CASH    2003 RENTAL                 MATURITY
                                                      REVENUE       REVENUE        SQUARE       DATE
   PROPERTY LOCATION         TENANT (GUARANTOR)        ($000)       ($000)         FOOTAGE     (MO/YR)
------------------------------------------------------------------------------------------------------
250 Rittenhouse Circle    Jones Apparel Group              289           346        255,019      3/13
Bristol, PA               USA, Inc. (1)
                          (Jones Apparel Group,
                          Inc.)

400 Butler Farm Road      Nextel Communications of         310           326        100,632     12/09
Hampton, VA               the Mid-Atlantic, Inc.
                          (Nextel Finance Company)

13430 N. Black Canyon     Bull HN Information              268           271        137,058     10/05
Freeway                   Systems, Inc.
Phoenix, AZ

180 Rittenhouse Circle    Jones Apparel Group              216           243         96,000      7/13
Bristol, PA               USA, Inc.
                          (Jones Apparel Group,
                          Inc.)

2300 Litton Lane          Fidelity Corporate               225           241         81,744      4/07
Hebron, KY                Real Estate, LLC (2)

16275 Technology Drive    Hewlett Packard                  204           222         65,755      1/10
San Diego, CA

5600 Broken Sound Blvd    OCE Printing Systems             186           207        143,290      2/20
Boca Raton, FL            USA, Inc.

2401 Cherahala Boulevard  Advance PCS, Inc.                 98           205         59,748      5/13
Knoxville, TN

421 Butler Farm Road      Nextel Communications of         173           180         56,515      1/10
Hampton, VA               the Mid-Atlantic, Inc.
                          (Nextel Finance Company)

12000 Tech Center Drive   Kelsey-Hayes Company             176           170         80,230      4/07
Livonia, MI

1440 East 15th Street     Cox Communications, Inc.         100           114         28,591      9/16
Tucson, AZ

250 Turnpike Road         Honeywell Consumer               108           108         57,698      9/15
Southborough, MA          Products

183 Plains Road           IKON Office Solutions             84            84         27,360     12/04
Milford, CT
                                                     ======================================
                          SUBTOTAL                   $  13,077     $  14,163      4,300,381
                                                     ======================================

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                     3/31/03

-----------------------------------------------------------------------------------------------------------
                                                           YTD            YTD                       LEASE
                                                        2003 CASH     2003 RENTAL                  MATURITY
                                                         REVENUE        REVENUE        SQUARE        DATE
   PROPERTY LOCATION         TENANT (GUARANTOR)           ($000)        ($000)         FOOTAGE      (MO/YR)
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL

541 Perkins Jones Road    Kmart Corp.                    $  2,340      $  2,233       1,700,000       9/07
Warren , OH

3501 West Avenue H        Michaels Stores, Inc.               801           826         762,775       9/19
Lancaster, CA

8305 SE 58th Avenue       Associated Grocers of               468           560         668,034      12/18
Ocala, FL                 Florida, Inc.

6345 Brackbill Boulevard  Exel Logistics, Inc.                509           463         507,000       3/12
Mechanicsburg, PA         (NFC plc)

159 Farley Drive          Harbor Freight Tools                410           453         474,473      12/16
Dillon, SC                (Central Purchasing,
                          Inc.)

590 Ecology Lane          Owens Corning                       405           405         193,891      12/20
Chester, SC

4425 Purks Road           Lear Technologies LLC               351           341         183,717       7/06
Auburn Hills, MI          (Lear Corporation)
                          (General Motors Corp.)

6 Doughten Road           Exel Logistics, Inc.                340           337         330,000      11/06
New Kingston, PA          (NFC plc)

6500 Adelaide Court       Anda Pharmaceuticals, Inc.          160           302         354,676       4/12
Groveport, OH             (Andrx Corporation)

3102 Queen Palm Drive     Time Customer Service,              236           254         229,605       7/10
Tampa, FL                 Inc.(Time, Inc.)

2280 Northeast Drive      Ryder Integrated                    249           251         276,480       7/12
Waterloo, IA              Logistics, Inc.
                          (Ryder Systems, Inc.)

245 Salem Church Road     Exel Logistics, Inc.                252           250         252,000      11/06
Mechanicsburg, PA         (NFC plc)

200 Arrowhead Drive       Owens Corning                       225           246         400,522       5/09
Hebron, OH

12025 Tech Center Drive   Kelsey-Hayes Company                244           240         100,000       4/07
Livonia, MI

3600 Southgate Drive      Sygma Network, Inc.                 233           233         149,500      10/15
Danville, IL

46600 Port Street         Johnson Controls, Inc.              211           211         134,160      12/06
Plymouth, MI

1133 Poplar Creek Road    Corporate Express Office            189           202         196,946       1/14
Henderson, NC             Products, Inc.
                          (Buhrmann, N.V.)

222 Tappan Drive North    The Gerstenslager Company           168           167         296,720       5/05
Mansfield, OH             (Worthington Industries)

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                     3/31/03

------------------------------------------------------------------------------------------------------
                                                        YTD           YTD                      LEASE
                                                     2003 CASH    2003 RENTAL                 MATURITY
                                                      REVENUE       REVENUE        SQUARE       DATE
   PROPERTY LOCATION         TENANT (GUARANTOR)        ($000)       ($000)         FOOTAGE     (MO/YR)
------------------------------------------------------------------------------------------------------
34 East Main Street       Exel Logistics, Inc.             165         163          179,200     11/06
New Kingston, PA          (NFC plc)

450 Stern Street          Johnson Controls, Inc.           160         160          111,160     12/06
Oberlin, OH

109 Stevens Street        Unisource Worldwide,             135         147          168,800      9/09
Jacksonville, FL          Inc.

904 Industrial Road       Tenneco Automotive               147         146          195,640      8/05
Marshall, MI              Operating Company, Inc.
                          (Tenneco Automotive,
                          Inc.)

128 Crews Drive           Stone Container                  126         143          185,961      8/12
Columbia, SC              Corporation

191 Arrowhead Drive       Owens Corning                    144         136          250,410      2/10
Hebron, OH

7150 Exchequer Drive      Corporate Express Office          87          92           65,043     10/13
Baton Rouge, LA           Products, Inc.
                          (Buhrmann, N.V.)

324 Industrial Park Road  SKF USA, Inc.                     91          91           72,868     12/14
Franklin, NC

187 Spicer Drive          Dana Corporation                  86          85          148,000      8/07
Gordonsville, TN

1 Boudreau Road           TNT Canada, Inc.                  80          83          122,876      8/12
Alberta, Canada

300 McCormick Road        Ameritech Services, Inc.          64          64           20,000      5/05
Columbus, OH

730 W. Fairmont           The Tranzonic Companies           51          51           49,951      2/09
Tempe, AZ

1601 Pratt Avenue         Tenneco Automotive                40          41           53,600      8/05
Marshall, MI              Operating Company, Inc.
                          (Tenneco Automotive,
                          Inc.)

3350 Miac Cove Road       Mimeo.com, Inc.                   44          38          141,359     10/09
Memphis, TN

                                                     ======================================
                          SUBTOTAL                   $   9,211      $9,414        8,975,367
                                                     ======================================

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    03/31/03

------------------------------------------------------------------------------------------------------
                                                        YTD           YTD                      LEASE
                                                     2003 CASH    2003 RENTAL                 MATURITY
                                                      REVENUE       REVENUE        SQUARE       DATE
   PROPERTY LOCATION       TENANT (GUARANTOR)          ($000)       ($000)         FOOTAGE     (MO/YR)
------------------------------------------------------------------------------------------------------
RETAIL
150 N.E. 20th Street      Fred Meyer, Inc.           $    207       $  302         118,179       5/11
Newport, OR

2655 Shasta Way           Fred Meyer, Inc.                252          252         178,204       3/08
Klamath Falls, OR

Fort Street Mall, King    Liberty House, Inc.             241          243          85,610       9/09
Street Honolulu, HI

12235 N. Cave Creek       Bally's Health &                189          205          36,556       6/08
Phoenix, AZ               Tennis Corporation

35400 Cowan Road          Sam's Real Estate               188          188         102,826       1/09
Westland, MI              Business Trust

4733 Hills & Dales Road   Scandinavian Health             175          171          37,214      12/08
Canton, OH                Spa, (Bally Total
                          Fitness Corp.)

24100 Laguna Hills Mall   Federated Department            169          168         160,000       1/06
Laguna Hills, CA          Stores, Inc.

1160 White Horse Road     Physical Fitness                205          168          31,750       7/07
Voorhees, NJ              Centers of Philadelphia,
                          Inc. (Bally Total
                          Fitness Corp.)

7111 Westlake Terrace     The Home Depot USA,             193          162          95,000       4/06
Bethesda, MD              Inc. (8)

5917 S. La Grange Road    Bally Total Fitness             165          135          25,250       7/07
Countryside, IL           Corp.

4831 Whipple Avenue,      Best Buy Co., Inc.              116          116          46,350       2/18
N.W. Canton, OH

3711 Gateway Drive        Kohl's Dept. Stores,            109          116          76,164       1/15
Eau Claire, WI            Inc.

A1 21 South               Wal-Mart Real Estate            114          114          56,132       1/09
Jacksonville, AL          Business Trust

12535 S.E. 82nd Avenue    Toys "R" Us, Inc.               108          106          42,842       5/06
Clackamas, OR

5801 Bridge Street        Champion Fitness IV,            128          105          24,990       8/07
DeWitt, NY                Inc. (Bally Total
                          Fitness Corp.)

399 Peach Wood Centre     Best Buy Co., Inc.               99           99          45,800       2/18
Drive
Spartanburg, SC

18601 Alder Wood Mall     Toys "R" Us, Inc.                99           98          43,105       5/06
Boulevard
Lynwood, WA

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                PROPERTY HOLDINGS
                                    03/31/03

-----------------------------------------------------------------------------------------------------------
                                                           YTD            YTD                       LEASE
                                                        2003 CASH     2003 RENTAL                  MATURITY
                                                         REVENUE        REVENUE        SQUARE        DATE
   PROPERTY LOCATION         TENANT (GUARANTOR)           ($000)        ($000)         FOOTAGE      (MO/YR)
-----------------------------------------------------------------------------------------------------------
7272 55th Street            Circuit City Stores,             97              94          45,308      10/08
Sacramento, CA              Inc.

6910 S. Memorial Highway    Toys "R" Us, Inc.                91              89          43,123       5/06
Tulsa, OK

2275 Browns Bridge Road     Wal-Mart Stores, Inc.            82              82          89,199       1/09
Gainesville, GA

6405 South Virginia         Comp USA, Inc.                   84              81          31,400      12/08
Street Reno, NV

5055 West Sahara Avenue     Circuit City Stores,             71              69          36,053      12/08
Las Vegas, NV               Inc.

9580 Livingston Road        GFS Realty, Inc.                102              69         107,337       2/14
Oxon Hill, MD               (Giant Food, Inc.)

7055 Highway 85 South       Wal-Mart Stores, Inc.            67              67          81,911       1/11
Riverdale, GA

121 South Center Street     Greyhound Lines, Inc.            50              50          17,000      12/09
Stockton, CA

2401 Wooton Parkway         GFS Realty, Inc.                 56              38          51,682       4/17
Rockville, MD               (Giant Food, Inc.)

2832 Chandler Mountain      Circuit City Stores,             25              25           9,300      11/06
Road                        Inc.
Lynchburg, VA

6475 Dobbin Road            Offenbacher Aquatics,            --              11          65,200       4/13
Columbia, MD                Inc(9)

                                                        =========== ===========================
                            SUBTOTAL                     $ 3,482        $ 3,423       1,783,485
                                                        =========== ===========================

                                                        =========== ===========================
                            GRAND TOTAL                  $25,770        $27,000      15,059,233
                                                        =========== ===========================

(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.

(2) Tenant can cancel lease on 04/30/04 with 270 days notice and a payment of $899.

(3)     Expense stop on this property is $393 per annum.

(4) The Company is responsible for real estate taxes for the first year of the lease which are estimated to be $380.

(5) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.

(6) Expense stop to be determined on first year anniversary. The Company is responsible for actual expenses from 01/01/03 through 12/31/03 (first year anniversary).

(7) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.

(8)     The Company has a 33.85% economic interest in this property.

(9)     17,100 square feet subject to a lease.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                          JOINT VENTURE PROPERTY CHART
                                    03/31/03

-----------------------------------------------------------------------------------------------------------
                                                             YTD           YTD                      LEASE
                                                          2003 CASH    2003 RENTAL                 MATURITY
                                                           REVENUE       REVENUE       SQUARE        DATE
   PROPERTY LOCATION            TENANT (GUARANTOR)          ($000)       ($000)        FOOTAGE      (MO/YR)
-----------------------------------------------------------------------------------------------------------
OFFICE

389-399 Interpace Highway     Aventis Pharmaceuticals,     $  1,961      $ 2,122        340,240       1/10
Morris Corporate Center IV    Inc. (Pharma Holdings
Parsippany, NJ                GmbH)(1)

17 Technology Circle          Blue Cross Blue Shield          1,604        1,733        456,304       9/09
Columbia, SC                  of South Carolina Inc.(2)

6555 Sierra Drive             True North Communications       1,002        1,062        247,254       1/10
Irving, TX                    Inc.(1)

15375 Memorial Drive          Vastar Resources, Inc.(1)         859          859        327,325       9/09
Houston, TX

10300 Kincaid Drive           Bank One Indiana,                 796          822        193,000      10/09
Fishers, IN                   N.A.(1)(4)

600 International Parkway     First USA Management              702          730        125,155       9/09
Lake Mary, FL                 Services, Inc.(1)(3)

550 International Parkway     First USA Management              677          705        125,920       9/09
Lake Mary, FL                 Services, Inc.(1)(3)

2000 Eastman Drive            Structural Dynamic                655          697        212,836       4/11
Milford, OH                   Research Corp.(1)

14040 Park Center Road        NEC America, Inc.(1)              458          506        108,000       7/09
Herndon, VA

2210 Enterprise Drive         Washington Mutual                 380          425        177,747       6/08
Florence, SC                  Home Loan, Inc.(5)

3701 Corporate Drive          Motorola, Inc.(1)                   7            7        119,829      12/16
Farmington Hills, MI

                                                          =====================================
                              SUBTOTAL OFFICE              $  9,101      $ 9,668      2,433,610
                                                          =====================================

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                          JOINT VENTURE PROPERTY CHART
                                    03/31/03

-----------------------------------------------------------------------------------------------------------
                                                             YTD           YTD                      LEASE
                                                          2003 CASH    2003 RENTAL                 MATURITY
                                                           REVENUE       REVENUE       SQUARE        DATE
   PROPERTY LOCATION            TENANT (GUARANTOR)          ($000)       ($000)        FOOTAGE      (MO/YR)
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL
101 Michelin Drive            TNT Logistics North(1)       $    776      $   807      1,164,000      8/12
Laurens, SC                   America, Inc.
                              (TPG N.V.)

7111 Crabb Road               TNT Logistics North(1)            519          540        752,000      8/12
Temperance, MI                America, Inc.
                              (TPG N.V.)

291 Park Center Drive         Kraft Foods North                 355          379        344,700      6/11
Winchester, VA                America, Inc. (1)

                                                          -------------------------------------
                              SUBTOTAL INDUSTRIAL          $  1,650      $ 1,726      2,260,700
                                                          -------------------------------------

                                                           $ 10,751      $11,394      4,694,310
                                                          =====================================

(1)      The Company has a 33 1/3% economic interest in this property.

(2)      The Company has a 40% economic interest in this property.

(3)      Cumulative expense stop on these properties is $1,264 per annum.

(4)      Expense stop on this property is $768 per annum.

(5)      The Company has a 22.73% economic interest in this property.

                    THE LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                             PROPERTIES BY LOCATION
                                    03/31/03

                                                                        HISTORICAL 3-MONTHS
                                                                       ENDED MARCH 31, 2003
                                                                       --------------------
 NO. OF                        NUMBER OF     PERCENT   SQUARE FEET      RENT       PERCENT OF
LOCATIONS   LOCATIONS        PROPERTIES(1)   LEASED                  ($000'S)(1)   TOTAL RENT
---------------------------------------------------------------------------------------------
    1       Ohio                   10          100%     3,429,888     $  3,828       12.38%
    2       South Carolina          8          100      2,867,259        2,662        8.61
    3       Florida                 7          100      1,708,303        2,534        8.20
    4       California              8          100      1,250,876        2,490        8.05
    5       Pennsylvania            7          100      1,728,500        2,441        7.90
    6       Arizona                 7          100        860,138        2,228        7.21
    7       Utah                    1          100        295,000        2,193        7.09
    8       Virginia                7          100      1,067,373        2,143        6.93
    9       Michigan                9          100      1,722,002        1,519        4.91
   10       Texas                   3          100        824,031        1,511        4.89
   11       Oregon                  4          100        462,078        1,043        3.37
   12       Illinois                3          100        444,465          997        3.23
   13       New Jersey              2          100        371,990          875        2.83
   14       Connecticut             2          100        180,724          586        1.90
   15       Massachusetts           2          100        183,698          575        1.86
   16       Georgia                 3          100        283,358          531        1.72
   17       Tennessee               3           70        349,107          328        1.06
   18       North Carolina          2          100        269,814          293        0.95
   19       Maryland                4           85        319,219          280        0.91
   20       Indiana                 1          100        193,000          274        0.89
   21       Iowa                    1          100        276,480          251        0.81
   22       Hawaii                  1          100         85,610          243        0.79
   23       Kentucky                1          100         81,744          241        0.78
   24       Nevada                  2          100         67,453          150        0.49
   25       Wisconsin               1          100         76,164          116        0.38
   26       Alabama                 1          100         56,132          114        0.36
   27       New York                1          100         24,990          105        0.34
   28       Washington              1          100         43,105           98        0.32
   29       Louisiana               1          100         65,043           92        0.30
   30       Oklahoma                1          100         43,123           89        0.28
   31       Canada                  1          100        122,876           83        0.26

            ---------------------------------------------------------------------------------
            TOTAL                 105         99.2%    19,753,543     $ 30,913       100.0%
            ---------------------------------------------------------------------------------

         (1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
              LEASE ROLLOVER SCHEDULE BY PROPERTY TYPE - CASH BASIS
                                    03/31/03

                             OFFICE                       INDUSTRIAL                      RETAIL
------------------------------------------------------------------------------------------------------------
                   CASH RENTAL      NET RENT      CASH RENTAL      NET RENT      CASH RENTAL     NET RENT
YEAR               REVENUE(1)         PSF         REVENUE(1)         PSF         REVENUE(1)         PSF
------------------------------------------------------------------------------------------------------------
2003                 $ 1,742        $ 10.60        $      --       $    --         $    --       $    --
2004                     687          15.00               --            --              --            --
2005                   6,225          15.94            1,701          3.01              --            --
2006                   3,888          10.28            6,199          5.21           2,732          6.95
2007                   6,153          13.65           10,739          5.51           1,991         24.28
2008                   4,896          13.57               --            --           3,727         10.22
2009                  14,947          16.37            2,059          3.15           2,418          6.89
2010                  10,722          17.42            1,801          3.75              --            --
2011                   4,808          16.44              536          4.67           1,096          5.48
2012                   2,036          20.35            7,619          3.40               -            --
2013                   5,890          10.16              412          6.34             231         13.50
2014                      --             --            1,238          4.59             205          1.91
2015                   7,300          12.66              924          6.24             469          6.15
2016                   1,619          26.33            1,967          4.19              --            --
2017                      --             --               --            --             115          2.23
2018                      --             --            2,519          3.77             860          9.33
2019                      --             --            3,417          4.48              --            --
2020                   2,500          17.44            1,603          8.35              --            --

WTG. AVG.                           $ 15.10                        $  4.28                       $  7.98
                                    =======                        =======                       =======

(1) Includes proportionate share of joint venture investments.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                      LEASE ROLLOVER SCHEDULE - GAAP BASIS
                                    03/31/03
                                    ($000's)

                                                  PERCENTAGE OF
                                    TOTAL            TOTAL
               NUMBER OF         ANNUALIZED        ANNUALIZED
YEAR        LEASES EXPIRING        RENT (1)           RENT
---------------------------------------------------------------
2003               1             $   1,742             1.4%
2004               2                   687             0.5
2005               7                 8,074             6.4
2006              14                14,142            11.3
2007              10                17,511            13.9
2008               9                 7,982             6.3
2009              16                19,262            15.3
2010               8                11,762             9.4
2011               6                 6,886             5.5
2012               8                 8,549             6.8
2013               6                 6,191             4.9
2014               3                 1,447             1.2
2015               5                 7,822             6.2
2016               3                 3,286             2.6
2017               1                   152             0.1
2018               3                 3,098             2.5
2019               1                 3,312             2.6
2020               2                 3,848             3.1
          ------------------------------------------------
TOTAL            105             $ 125,753           100.0%
          ================================================

(1) Includes proportionate share of joint venture investments.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           MORTGAGES AND NOTES PAYABLE
                                    03/31/03
                                    ($000's)

---------------------------------------------------------------------------------------------------------------
                                                                                    ESTIMATED
                                        DEBT           INTEREST                       ANNUAL           BALLOON
  PROPERTY - FIXED RATE                BALANCE           RATE           MATURITY   DEBT SERVICE        PAYMENT
---------------------------------------------------------------------------------------------------------------
Gainesville, GA (first)               $     171         13.000%         01-01-04    $      219         $     --
Oxon Hill, MD                               368          6.250          03-01-04           381               --
REMIC Financing                          62,753          8.150          05-25-05         6,353           60,001
Salt Lake City, UT                        4,721          7.870          10-01-05         2,099               --
Bethesda, MD                              1,832          9.250          05-01-06           669               --
Warren, OH                               25,615          7.000          10-01-07         6,160               --
Bristol, PA                               9,800          7.400          02-01-08           831            9,262
Boca Raton, FL(j)                        15,275          5.250          03-01-08           802           15,275
Decatur, GA                               6,789          6.720          06-01-08           579            6,049
Phoenix, AZ                              14,457          7.890          06-05-08         1,434           12,591
Palm Beach Gardens, FL                   11,468          7.010          06-15-08           970           10,418
Canton, OH                                3,377          7.150          08-11-08           313            2,936
Spartanburg, SC                           2,804          7.150          08-11-08           260            2,438
Hebron, KY                                5,391          7.000          10-23-08           451            4,935
Gainesville, GA (second)(i)                 853          7.500          01-01-09            --               --
Ocala, FL                                13,309          7.250          02-01-09         1,332           10,700
Canton, OH                                1,750          9.490          02-28-09           388               --
Baton Rouge, LA                           1,948          7.375          03-01-09           208            1,470
Bristol, PA                               6,149          7.250          04-01-09           571            5,228
Livonia, MI                              11,091          7.800          04-01-09           992           10,236
Henderson, NC                             4,469          7.390          05-01-09           417            3,854
Westland, MI                              3,207         10.500          09-01-09           683               --
Salt Lake City, UT                       14,768          7.610          10-01-09         2,901               --
Richmond, VA                             16,593          8.100          02-01-10         1,511           15,257
Hampton, VA                               4,501          8.260          04-01-10           415            4,144
Hampton, VA                               7,339          8.270          04-01-10           677            6,758
Tampa, FL                                 8,404          6.930          08-01-10           674            7,603
Tampa, FL                                 6,080          6.880          08-01-10           485            5,495
Herndon, VA                              18,922          8.180          12-05-10         1,723           17,301
San Diego, CA                             4,319          7.500          01-01-11           411            3,420
Tucson, AZ                                2,473          7.500          01-01-11           226            2,076
Columbia, SC                              3,459          7.540          01-01-11           317            2,905
Valley Forge, PA                         13,251          7.120          02-10-11         1,166           10,927
Glendale, AZ                             14,882          7.400          04-01-11         1,258           13,365
Auburn Hills, MI                          7,294          7.010          06-01-11           637            5,918
Plymouth, MI                              4,840          7.960          07-01-11           463            3,949

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           MORTGAGES AND NOTES PAYABLE
                                    03/31/03
                                    ($000's)

-------------------------------------------------------------------------------------------------------------------
                                                                                      ESTIMATED
                                     DEBT               INTEREST                        ANNUAL           BALLOON
   PROPERTY                         BALANCE               RATE         MATURITY      DEBT SERVICE        PAYMENT
-------------------------------------------------------------------------------------------------------------------
New Kingston, PA                        7,338             7.790        01-01-12             678              6,101
Mechanicsburg, PA                       5,417             7.780        01-01-12             500              4,503
New Kingston, PA                        3,497             7.780        01-01-12             323              2,906
Lake Forest, CA                        10,905             7.260        02-01-12             901              9,708
Groveport, OH(f)                        7,800             6.030        10-01-12             477              6,860
Dallas, TX                             21,655             7.490        12-31-12           2,020             16,030
Fort Mill, SC                          11,631             6.000        01-01-13             839              9,904
Lancaster, CA (first)                  10,714             7.020        09-01-13             900              8,637
Lancaster, CA (second)                  8,980             5.920        09-01-13             642              7,518
Knoxville, TN(g)                        5,330             5.950        09-01-13             356              4,488
Eau Claire, WI                          2,318             8.000        07-01-14             313                 --
Franklin, NC                            2,031             8.500        04-01-15             263                 --
Southborough, MA                        2,215             7.500        09-01-15             275                 --
Danville, IL                            6,692             9.000        01-01-16             692              4,578
Dillon, SC                             12,333             7.900        12-01-16           1,263              5,273
Westmont, IL                           16,380             6.210        03-01-18           1,292              9,662
                                 ------------             -----                       ---------         ----------
                                 $    469,958             7.411%                      $  50,710         $  350,679
                                 ------------             -----                       ---------         ----------

PROPERTY-VARIABLE RATE
Milipitas, CA(a)(e)              $     17,100             4.308%       07-01-04       $   2,158         $   14,480
Chester, SC(k)                         10,820             7.500        08-01-04           1,072             10,474
Marlborough, MA(b)                      8,023             3.250        08-01-05             506              7,452
Hebron, OH(c)                           9,606             3.625        12-05-05             542              9,067
                                 ------------             -----                       ---------         ----------
                                 $     45,549             4.736%                      $   4,278         $   41,473
                                 ------------             ------                      ---------         ----------

CORPORATE
Warren, OH(d)                    $     12,500             5.073%       10-01-07       $     643         $   12,500
Credit Facility(h)                     22,500             3.384        03-30-04             772             22,500
                                 ------------             -----                       ---------         ----------
                                       35,000             3.987%                      $   1,415         $   35,000
                                 ------------             ------                      ---------         ----------
TOTAL                            $    550,507             6.972%                      $  56,403         $  427,152
                                 ============             ======                      =========         ==========

---------------------------------
(a)      Floating rate debt, 30 day LIBOR plus 297 bps

(b)      Floating rate debt, 90 day LIBOR plus 190 bps

(c)      Floating rate debt, 30 day LIBOR plus 225 bps

(d)      Floating rate debt, 90 day LIBOR plus 375 bps

(e)      All property cash flows will be used for principal amortization.

(f) Interest only through April 2004, and $563 in annual debt service thereafter.

(g) Interest only through May 2003, and $381 in annual debt service thereafter.

(h)      Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.

(i) Mortgage is accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.

(j)      Interest only through maturity

(k)      Floating rate debt, 30 day LIBOR plus 225 bps, floor 7.500%

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                                MORTGAGES PAYABLE
                                    03/31/03
                                    ($000's)

--------------------------------------------------------------------------------------------------------------
                                                                                  ESTIMATED
                                      DEBT          INTEREST                       ANNUAL             BALLOON
JOINT VENTURE PROPERTY               BALANCE          RATE        MATURITY      DEBT SERVICE          PAYMENT
--------------------------------------------------------------------------------------------------------------
Farmington Hills, MI(2,4)           $  24,000        4.410%       08-10-03       $     388          $   24,000
Florence, SC(3)                         9,505        7.500        02-01-09             869               8,443
Columbia, SC(1)                        24,571        7.850        10-01-09           2,196              22,586
Houston, TX(2)                         21,556        7.580        10-10-09           2,032              18,229
Fishers, IN(2)                         15,265        8.190        04-01-10           1,499              12,960
Herndon, VA(2)                         11,744        7.600        09-01-10           1,107               9,769
Lake Mary, FL(2)                       13,309        7.880        10-01-10           1,181              12,118
Lake Mary, FL(2)                       13,270        7.880        10-01-10           1,178              12,082
Irving, TX(2)                          26,701        8.160        10-01-10           2,432              24,454
Parsippany, NJ(2)                      41,265        7.350        03-01-11           3,472              37,047
Winchester, VA(2)                      10,840        7.330        08-01-11             908               9,675
Milford, OH(2)                         17,308        8.170        02-01-12           1,724              12,686
Temperance, MI(2)                      11,996        6.000        09-01-12             935               9,400
Laurens, SC(2)                         17,895        6.000        09-01-12           1,396              14,022
                                    ---------        -----                       ---------            --------
                                    $ 259,225        7.247%                      $  21,317          $  227,471
                                    =========        =====                       =========            ========

---------------------------------

1. The Company has a 40% economic interest in this property

2. The Company has a 33 1/3% economic interest in this property

3. The Company has a 22.73% economic interest in this property

4. The Company has arranged for a permanent $21,420 non-recourse, 5.42% fixed rate mortgage, which matures August 2012. Annual debt service for this mortgage is estimated to be $1,500 and a balloon payment of approximately $17,500 will be due at maturity.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                             DEBT MATURITY SCHEDULE
                                    03/31/03
                                    ($000's)

                             CONSOLIDATED PROPERTIES

                                 Scheduled                    Balloon                 Balloon Weighted
                               Amortization                 Payments(1)            Average Interest Rate
                               ------------                 -----------            ---------------------
2003-remaining                  $    14,754                 $      --                        --
2004                                 18,705                    24,954(2)                   5.65%
2005                                 17,006                    76,520(3)                   7.14%
2006                                 15,418                        --                        --
2007                                 16,304                        --                        --
                                -----------                 ---------                      ----
                                $    82,187                 $ 101,474                      6.77%
                                ===========                 =========                      ====

               JOINT VENTURE PROPERTIES - LXP PROPORTIONATE SHARE

                                 Scheduled                  Balloon                 Balloon Weighted
                               Amortization                Payments              Average Interest Rate
                               ------------                --------              ---------------------
2003-remaining                   $    728                 $  8,000(4)                    4.27%
2004                                1,084                       --                         --
2005                                1,190                       --                         --
2006                                1,290                       --                         --
2007                                1,402                       --                         --
                                 --------                 --------                       ----
                                 $  5,694                 $  8,000                       4.27%
                                 ========                 ========                       ====

---------------------------------
(1) Excludes corporate level debt.

(2) Milpitas, CA property ($14,480) and Chester, SC property ($10,474).

(3) Comprised of the REMIC financing ($60,001), Marlborough, MA property ($7,452), and Hebron, OH mortgages ($9,067).

(4) Farmington Hills, MI property.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          SUPPLEMENTAL REPORTING PACKAGE
                           REVENUE BY TENANT INDUSTRY
                                    03/31/03

-------------------------------------------------------------------------------
                                                    PERCENTAGE OF HISTORICAL
    TENANT INDUSTRY                                     3 MONTHS RENT (1)
-------------------------------------------------------------------------------
Finance/Insurance                                              10.6%
Retail-Department/ Discount Store                              10.5
Transportation/Logistics                                        9.7
Energy                                                          8.0
Healthcare                                                      7.4
Technology                                                      6.4
Retail-Specialty                                                5.6
Telecommunications                                              5.6
Aerospace/Defense                                               5.5
Automotive                                                      4.5
Retail-Electronics                                              3.8
Construction Materials                                          3.4
Media/Advertising                                               3.1
Food                                                            3.0
Consumer Products                                               2.9
Health/Fitness                                                  2.5
Retail-Food                                                     2.1
Apparel                                                         1.9
Security                                                        1.7
Paper/Containers/Packaging                                      0.9
Printing/Production                                             0.9
                                                              -----
                                                              100.0%
                                                              =====

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                               OTHER REVENUE DATA
                                    03/31/03

                                        HISTORICAL 3-MONTHS RENT
REVENUE BY PROPERTY TYPE                        ($000's)(1)          PERCENTAGE
-------------------------------------------------------------------------------
Office                                         $   17,456                56.5%
Industrial                                          9,989                32.3%
Retail                                              3,468                11.2%
                                               ----------             --------
                                               $   30,913               100.0%
                                               ==========             ========

REVENUE BY CREDIT RATING(2)
Investment Grade                               $   12,351                40.0%
Non Investment Grade                                6,486                21.0%
Unrated                                            12,076                39.0%
                                               ----------             --------
                                               $   30,913               100.0%
                                               ==========             ========

                                                                                                  PERCENTAGE OF
                                                                                                    RENT FOR 3
                                                      NUMBER OF                                       MONTHS
TOP 15 TENANTS/GUARANTORS                             PROPERTIES      PROPERTY TYPE               ENDED 03/31/03
----------------------------------------------------------------------------------------------------------------
Kmart Corporation                                         1          Industrial                        7.2%
Northwest Pipeline Corp.                                  1          Office                            7.1
Exel Logistics, Inc.(NFC plc)                             4          Industrial                        3.9
Honeywell, Inc.                                           3          Office                            3.5
Circuit City Stores, Inc.                                 4          Office(1)/Retail(3)               2.9
Vartec Telecom, Inc.                                      1          Office                            2.8
Michaels Stores, Inc.                                     1          Industrial                        2.7
Owens Corning                                             3          Industrial                        2.5
Bally Total Fitness Corp.                                 5          Retail                            2.5
Aventis Pharmaceuticals, Inc.                             1          Office                            2.3
Blue Cross Blue Shield of South Carolina Inc.             1          Office                            2.2
Quest Diagnostics, Inc.                                   1          Office                            2.1
Artesyn North America, Inc. (Balfour Beatty PLC)          1          Office                            2.1
North American Van Lines (SIRVA, Inc.)                    1          Office                            2.0
Boeing North America Services, Inc.                       1          Office                            2.0
(The Boeing Company)
                                                         29                                           47.8%
                                                         ==                                           ====

(1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.

(2) As of April 21, 2003.